NEW YORK TAX EXEMPT
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						7,358,042.565
		Against					0.000
		Abstain (includes broker non-votes)		1,920.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding Borrowing money.

								Number of shares voted
		For						7354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						7,355,009.962
		Against					0.000
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						7,355,009.962
		Against					0.000
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						7,355,009.962
		Against					0.000
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						7,355,009.962
		Against					0.000
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						7,355,009.962
		Against					0.000
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						7,355,009.962
		Against					0.000
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						7,354,320.991
		Against					688.971
		Abstain (includes broker non-votes)		4,952.603


OHIO TAX EXEMPT
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was Held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning &
Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						1,907,262.000
		Against					0.000
		Abstain (includes broker non-votes)		0.000


DIVERSIFED TAX EXEMPT
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors,Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						17,150,451.809
		Against					0.000
		Abstain (includes broker non-votes)		15,449.000


TECHNOLOGY
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						12,430,342.730
		Against					466,890.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						12,399,926.730
		Against					497,306.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						12,399,926.730
		Against					497,306.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						12,399,926.730
		Against					497,306.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						12,399,926.730
		Against					497,306.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						12,399,926.730
		Against					497,306.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						12,399,926.730
		Against					497,306.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						12,866,816.730
		Against					30,416.000
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.ii. To approve changes to the policy/restriction regarding the maximum percentage of securities the Series may purchase of any one issuer.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						12,897,232.730
		Against					0.00
		Abstain (includes broker non-votes)		42,468.305


LIFE SCIENCES
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						17,352,339.461
		Against					256.876
		Abstain (includes broker non-votes)		125,087.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						17,350,997.724
		Against					1,598.613
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						17,351,829.495
		Against					766.842
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						17,351,829.495
		Against					766.842
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						17,350,997.724
		Against					1,598.613
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						17,351,829.495
		Against					766.842
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						17,351,829.495
		Against					766.842
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						16,135,647.268
		Against					1,216,949.069
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						16,135,647.268
		Against					1,216,949.069
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						16,135,487.517
		Against					1,217,108.820
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						16,134,975.248
		Against					1,217,621.089
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						16,135,487.517
		Against					1,217,108.820
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						16,134,975.248
		Against					1,217,621.089
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						16,135,647.268
		Against					1,216,949.069
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						17,350,997.724
		Against					1,598.613
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.ii. To approve changes to the policy/restriction regarding the maximum percentage of securities the Series may purchase of any one issuer.

								Number of shares voted
		For						17,350,997.724
		Against					1,598.613
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						17,350,997.724
		Against					1,598.613
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						17,351,157.475
		Against					1,438.862
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For		17,351,669.744
		Against					926.593
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						17,350,997.724
		Against					1,598.613
		Abstain (includes broker non-votes)		125,087.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						17,351,157.475
		Against					1,438.862
		Abstain (includes broker non-votes)		125,087.000


SMALL CAP
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						8,771,142.362
		Against					751.559
		Abstain (includes broker non-votes)		1,441,319.539

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						8,771,877.185
		Against					401.736
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						8,772,023.362
		Against					255.559
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						8,772,023.362
		Against					255.559
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						8,771,492.185
		Against					401.736
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						8,771,893.921
		Against					0
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						8,771,893.921
		Against					0
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						8,772,278.921
		Against					0
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						8,377,605.321
		Against					394,673.600
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						8,377,459.144
		Against					394,819.777
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						8,377,605.321
		Against					394,673.600
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						8,377,074.144
		Against					394,819.777
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						8,377,220.321
		Against					394,673.600
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						8,377,074.144
		Against					394,819.777
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						8,377,860.880
		Against					394,418.041
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						8,771,492.185
		Against					401.736
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						8,771,492.185
		Against					401.736
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						8,771,893.921
		Against					0
		Abstain (includes broker non-votes)		1,441,319.539

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						8,772,132.744
		Against					146.177
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						8,771,877.185
		Against					401.736
		Abstain (includes broker non-votes)		1,440,934.539

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						8,771,893.921
		Against					0
		Abstain (includes broker non-votes)		1,441,319.539


INTERNATIONAL
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						16,747,564.460
		Against					132.909
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						16,747,697.369
		Against					0.00
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						16,747,564.460
		Against					132.909
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.A.v. To approve changes to fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						16,041,937.169
		Against					3705,760.200
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						16,041,804.260
		Against					705,893.109
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						16,041,937.169
		Against					705,760.200
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						16,041,804.260
		Against					705,893.109
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						16,041,937.169
		Against					705,760.200
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						16,041,804.260
		Against					705,893.109
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						16,041,937.169
		Against					705,760.200
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						16,747,564.460
		Against					132.909
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						16,747,564.460
		Against					132.909
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						16,747,564.460
		Against					132.909
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						16,747,564.460
		Against					132.909
		Abstain (includes broker non-votes)		114,652.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						16,747,697.369
		Against					0.000
		Abstain (includes broker non-votes)		114,652.000


WORLD OPPORTUNITIES
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

An adjourned special meeting of the shareholders of Manning & Napier Fund, Inc. was held on December 17, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						29,282,594.725
		Against					166,457.000
		Abstain (includes broker non-votes)		12,341,388.457

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						28,984,790.005
		Against					388,650.720
		Abstain (includes broker non-votes)		12,416,999.457

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						29,023,283.315
		Against					349,793.410
		Abstain (includes broker non-votes)		12,417,363.457

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						29,029,398.315
		Against					348,222.410
		Abstain (includes broker non-votes)		12,412,819.457

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						28,599,898.901
		Against					348,222.410
		Abstain (includes broker non-votes)		12,417,721.457

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						28,620,150.211
		Against					749,179.514
		Abstain (includes broker non-votes)		12,421,110.457

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						29,042,879.315
		Against					327,730.410
		Abstain (includes broker non-votes)		12,419,830.457

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						29,022,348.315
		Against					352,486.410
		Abstain (includes broker non-votes)		12,415,605.457

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						28,626,334.371
		Against					727,391.832
		Abstain (includes broker non-votes)		12,436,713.979

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						28,184,732.001
		Against					1,152,822.724
		Abstain (includes broker non-votes)		12,452,885.457

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						28,607,592.371
		Against					768,422.354
		Abstain (includes broker non-votes)		12,414,425.457

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						28,191,811.479
		Against					1,166,952.246
		Abstain (includes broker non-votes)		12,431,676.457

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						28,188,359.789
		Against					1,176,870.936
		Abstain (includes broker non-votes)		12,425,209.457

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						28,229,203.479
		Against					1,176,515.246
		Abstain (includes broker non-votes)		12,384,721.457

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						28,271,797.789
		Against					1,082,031.414
		Abstain (includes broker non-votes)		12,436,610.979

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						28,599,128.423
		Against					769,177.302
		Abstain (includes broker non-votes)		12,422,134.457

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						28,596,621.423
		Against					767,995.302
		Abstain (includes broker non-votes)		12,425,823.457

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						28,988,188.844
		Against					380,275.881
		Abstain (includes broker non-votes)		12,421,975.457

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						28,614,191.894
		Against					754,705.831
		Abstain (includes broker non-votes)		12,421,542.457

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						28,551,277.901
		Against					817,504.824
		Abstain (includes broker non-votes)		12,421,657.457

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						28,969,517.322
		Against					441,622.403
		Abstain (includes broker non-votes)		12,379,300.457


CORE BOND
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						3,191,080.260
		Against					0.000
		Abstain (includes broker non-votes)		0.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.


								Number of shares voted
		For						3,191,080.260
		Against					0.000
		Abstain (includes broker non-votes)		0.000


Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						3,191,080.260
		Against					0.000
		Abstain (includes broker non-votes)		0.000


CORE PLUS BOND
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc.
was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						21,452,752.490
		Against					0.000
		Abstain (includes broker non-votes)		0.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.


								Number of shares voted
		For						21,452,752.490
		Against					0.000
		Abstain (includes broker non-votes)		0.000


Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						21,452,752.490
		Against					0.000
		Abstain (includes broker non-votes)		0.000


FINANCIAL SERVICES
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						8,697,370.284
		Against					0.000
		Abstain (includes broker non-votes)		65,549.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.


								Number of shares voted
		For						8,697,370.284
		Against					0.000
		Abstain (includes broker non-votes)		65,549.000


Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						8,697,370.284
		Against					0.000
		Abstain (includes broker non-votes)		65,549.000